 OMEGA ENVIRONMENTAL, INC.                                        EXHIBIT 99.1
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                       (UNAUDITED)          (UNAUDITED)
                                                                       MAY 31, 1999        APRIL 30, 1999
                                                                            ESD                  ESD               CHANGE
                                                                      -------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                              -                69,552          (69,552)
 Restricted cash held in escrow                                            2,749,612             2,747,597            2,015
 Accounts receivable
  A/R--trade                                                              10,824,022            11,300,914         (476,892)
  A/R--interco                                                                     -                     -                -
  A/R--employees                                                               5,850                 4,910              940
  A/R--supplemental                                                        1,367,675             1,367,675                -
  A/R--misc.                                                                  11,005                12,078           (1,073)
  Allowance for doubtful accounts                                         (1,900,887)           (1,927,559)          26,672
                                                                      -------------------------------------------------------
   Accounts receivable, net                                               10,307,665            10,758,018         (450,353)
                                                                      -------------------------------------------------------
 Costs and earnings in excess of billings                                  5,384,009             5,641,063         (257,054)
 Prepaid expenses                                                             70,418                86,642          (16,224)
 Inventory                                                                                                                -
 Inventory reserve                                                                                                        -
                                                                      -------------------------------------------------------
   Inventory, net                                                                  -                     -                -
                                                                      -------------------------------------------------------
 Other current assets                                                                                                     -
                                                                      -------------------------------------------------------
 TOTAL CURRENT ASSETS                                                     18,511,704            19,302,872         (791,168)
                                                                      -------------------------------------------------------
 PROPERTY AND EQUIPMENT
  Field equipment                                                          2,497,448             2,409,535           87,913
  Automotive equipment                                                     1,116,385             1,122,871           (6,486)
  Office furniture and equipment                                             976,124               967,005            9,119
  Leasehold improvements                                                     107,729               107,729                -
                                                                      -------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                          4,697,686             4,607,140           90,546
  Accum. Depreciation                                                     (3,607,596)           (3,550,867)         (56,729)
                                                                      -------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                              1,090,090             1,056,273           33,817
                                                                      -------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                                 2,426                 2,426                -
 Reserve for Long-term accounts receivable                                                                                -
                                                                      -------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                          2,426                 2,426                -
 Other Assets                                                                127,449               112,547           14,902
 Investment & Intercompany in Subsidiaires                                                                                -
                                                                      -------------------------------------------------------
 TOTAL ASSETS                                                             19,731,669            20,474,118         (742,449)
                                                                      -------------------------------------------------------
                                                                      -------------------------------------------------------

 POST PETITION CURRENT LIABILITIES
  Accounts payable                                                           575,103               671,160          (96,057)
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                               707,204               682,439           24,765
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow                             2,588,114             2,586,099            2,015
  Intercompany - BNYFC                                                     6,976,147             7,649,897         (673,750)
  Intercompany payables                                                                                                   -
                                                                      -------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                                  10,846,568            11,589,595         (743,027)
 Intercompany Notes Payable                                                9,202,397             9,202,397                -
 Pre Petition Liabilities                                                    969,759               969,759                -
 Pre Petition Estimated Construction Claims
                                                                      -------------------------------------------------------
  TOTAL LIABILITIES                                                       21,018,724            21,761,751         (743,027)
                                                                      -------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par
 Additional paid in capital                                               14,557,677            14,557,677                -
 Treasury Stock A-P-I-C
 Retained earnings - prior                                               (11,012,975)          (11,012,975)               -
 Y-T-D net income pre petition                                                (8,531)               (8,531)               -
 Y-T-D net income post petition                                           (4,823,226)           (4,823,804)             578
                                                                      -------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                              (1,287,055)           (1,287,633)             578
                                                                      -------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                 19,731,669            20,474,118         (742,449)
                                                                      -------------------------------------------------------
                                                                      -------------------------------------------------------


                                                                       (UNAUDITED)         (UNAUDITED)
                                                                       MAY 31, 1999       APRIL 30, 1999
                                                                         CORPORATE           CORPORATE            CHANGE
                                                                      -------------------------------------------------------
CURRENT ASSETS
Cash                                                                          28,488                76,359          (47,871)
Restricted cash held in escrow                                                                                            -
Accounts receivable
 A/R--trade                                                                        -                     -                -
 A/R--interco                                                                      -                     -                -
 A/R--employees                                                                    -                     -                -
 A/R--supplemental                                                                                                        -
 A/R--misc.                                                                1,274,094             1,224,094           50,000
 Allowance for doubtful accounts                                          (1,076,094)           (1,076,094)               -
                                                                      -------------------------------------------------------
  Accounts receivable, net                                                   198,000               148,000           50,000
                                                                      -------------------------------------------------------
Costs and earnings in excess of billings                                                                                  -
Prepaid expenses                                                             310,176                88,561          221,615
Inventory                                                                          -                     -                -
Inventory reserve                                                                  -                     -                -
                                                                      -------------------------------------------------------
  Inventory, net                                                                   -                     -                -
                                                                      -------------------------------------------------------
Other current assets                                                                                                      -
                                                                      -------------------------------------------------------
TOTAL CURRENT ASSETS                                                         536,664               312,920          223,744
                                                                      -------------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                                   -                     -                -
 Automotive equipment                                                              -                     -                -
 Office furniture and equipment                                               34,872                34,872                -
 Leasehold improvements                                                            -                     -                -
                                                                      -------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                              34,872                34,872                -
 Accum. Depreciation                                                         (33,779)              (33,626)            (153)
                                                                      -------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                   1,093                 1,246             (153)
                                                                      -------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                      -                     -                -
Reserve for Long-term accounts receivable                                                                                 -
                                                                      -------------------------------------------------------
  Long-term accounts receviable - Other (Texas), net                               -                     -                -
Other Assets                                                                  41,622                41,622                -
Investment & Intercompany in Subsidiaires                                 74,375,431            74,375,431                -
                                                                      -------------------------------------------------------
TOTAL ASSETS                                                              74,954,810            74,731,219          223,591
                                                                      -------------------------------------------------------
                                                                      -------------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                             28,663                36,077           (7,414)
 Line of Credit                                                           23,547,852            23,470,217           77,635
 Accrued expenses, excluding bankruptcy costs                                 12,306                23,149          (10,843)
 Accrued bankruptcy costs                                                    996,926             1,326,004         (329,078)
 Estimated claims against cash held in escrow                                      -                     -                -
 Intercompany - BNYFC                                                    (17,196,722)          (17,973,020)         776,298
 Intercompany payables                                                             -                     -                -
                                                                      -------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                    7,389,025             6,882,427          506,598
Intercompany Notes Payable                                                                                                -
Pre Petition Liabilities                                                   2,637,103             2,637,103                -
Pre Petition Estimated Construction Claims                                                                                -
                                                                      -------------------------------------------------------
 TOTAL LIABILITIES                                                        10,026,128             9,519,530          506,598
                                                                      -------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                          121,289               121,289                -
Additional paid in capital                                               128,204,630           128,204,630                -
Treasury Stock A-P-I-C                                                      (562,506)             (562,506)               -
Retained earnings - prior                                                (49,321,103)          (49,321,103)               -
Y-T-D net income pre petition                                               (895,498)             (895,498)               -
Y-T-D net income post petition                                           (12,618,130)          (12,335,123)        (283,007)
                                                                      -------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                               64,928,682            65,211,689         (283,007)
                                                                      -------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                  74,954,810            74,731,219          223,591
                                                                      -------------------------------------------------------
                                                                      -------------------------------------------------------


           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                             (UNAUDITED)          (UNAUDITED)
                                                                             MAY 31, 1999        APRIL 30, 1999
                                                                              CONTINUING            CONTINUING
                                                                              OPERATIONS            OPERATIONS         CHANGE
                                                                            ---------------------------------------------------
CURRENT ASSETS
Cash                                                                               28,488             145,911        (117,423)
Restricted cash held in escrow                                                  2,749,612           2,747,597           2,015
Accounts receivable
 A/R--trade                                                                    10,824,022          11,300,914        (476,892)
 A/R--interco                                                                           -                   -               -
 A/R--employees                                                                     5,850               4,910             940
 A/R--supplemental                                                              1,367,675           1,367,675               -
 A/R--misc.                                                                     1,285,099           1,236,172          48,927
 Allowance for doubtful accounts                                               (2,976,981)         (3,003,653)         26,672
                                                                            ---------------------------------------------------
  Accounts receivable, net                                                     10,505,665          10,906,018        (400,353)
                                                                            ---------------------------------------------------
Costs and earnings in excess of billings                                        5,384,009           5,641,063        (257,054)
Prepaid expenses                                                                  380,594             175,203         205,391
Inventory                                                                               -                   -               -
Inventory reserve                                                                       -                   -               -
                                                                            ---------------------------------------------------
  Inventory, net                                                                        -                   -               -
                                                                            ---------------------------------------------------
Other current assets                                                                    -                   -               -
                                                                            ---------------------------------------------------
TOTAL CURRENT ASSETS                                                           19,048,368          19,615,792        (567,424)
                                                                            ---------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                                2,497,448           2,409,535          87,913
 Automotive equipment                                                           1,116,385           1,122,871          (6,486)
 Office furniture and equipment                                                 1,010,996           1,001,877           9,119
 Leasehold improvements                                                           107,729             107,729               -
                                                                            ---------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                                4,732,558           4,642,012          90,546
 Accum. Depreciation                                                           (3,641,375)         (3,584,493)        (56,882)
                                                                            ---------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                    1,091,183           1,057,519          33,664
                                                                            ---------------------------------------------------
Long-term accounts receivable - Other (Texas)                                       2,426               2,426               -
Reserve for Long-term accounts receivable                                               -                   -               -
                                                                            ---------------------------------------------------
  Long-term accounts receviable - Other (Texas), net                                2,426               2,426               -
Other Assets                                                                      169,071             154,169          14,902
Investment & Intercompany in Subsidiaires                                      74,375,431          74,375,431               -
                                                                            ---------------------------------------------------
TOTAL ASSETS                                                                   94,686,479          95,205,337        (518,858)
                                                                            ---------------------------------------------------
                                                                            ---------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                                 603,766             707,237        (103,471)
 Line of Credit                                                                23,547,852          23,470,217          77,635
 Accrued expenses, excluding bankruptcy costs                                     719,510             705,588          13,922
 Accrued bankruptcy costs                                                         996,926           1,326,004        (329,078)
 Estimated claims against cash held in escrow                                   2,588,114           2,586,099           2,015
 Intercompany - BNYFC                                                         (10,220,575)        (10,323,123)        102,548
 Intercompany payables                                                                  -                   -               -
                                                                            ---------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                        18,235,593          18,472,022        (236,429)
Intercompany Notes Payable                                                      9,202,397           9,202,397               -
Pre Petition Liabilities                                                        3,606,862           3,606,862               -
Pre Petition Estimated Construction Claims                                              -                   -               -
                                                                            ---------------------------------------------------
 TOTAL LIABILITIES                                                             31,044,852          31,281,281        (236,429)
                                                                            ---------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                               121,289             121,289               -
Additional paid in capital                                                    142,762,307         142,762,307               -
Treasury Stock A-P-I-C                                                           (562,506)           (562,506)              -
Retained earnings - prior                                                     (60,334,078)        (60,334,078)              -
Y-T-D net income pre petition                                                    (904,029)           (904,029)              -
Y-T-D net income post petition                                                (17,441,356)        (17,158,927)       (282,429)
                                                                            ---------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                    63,641,627          63,924,056        (282,429)
                                                                            ---------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                       94,686,479          95,205,337        (518,858)
                                                                            ---------------------------------------------------
                                                                            ---------------------------------------------------


                                                                            (UNAUDITED)         (UNAUDITED)
                                                                            MAY 31, 1999       APRIL 30, 1999
                                                                            DISCONTINUED         DISCONTINUED
                                                                             OPERATIONS           OPERATIONS           CHANGE
                                                                            ---------------------------------------------------
CURRENT ASSETS
Cash                                                                               52,927              12,109          40,818
Restricted cash held in escrow                                                                                              -
Accounts receivable
 A/R--trade                                                                     3,815,152           3,864,152         (49,000)
 A/R--interco                                                                           -                   -               -
 A/R--employees                                                                                                             -
 A/R--supplemental                                                                                                          -
 A/R--misc.                                                                             -              55,335         (55,335)
 Allowance for doubtful accounts                                               (2,915,738)         (2,896,027)        (19,711)
                                                                            ---------------------------------------------------
  Accounts receivable, net                                                        899,414           1,023,460        (124,046)
                                                                            ---------------------------------------------------
Costs and earnings in excess of billings                                                                                    -
Prepaid expenses                                                                    2,800              14,858         (12,058)
Inventory                                                                                                                   -
Inventory reserve                                                                                                           -
                                                                            ---------------------------------------------------
  Inventory, net                                                                        -                   -               -
                                                                            ---------------------------------------------------
Other current assets                                                                    -              10,000         (10,000)
                                                                            ---------------------------------------------------
TOTAL CURRENT ASSETS                                                              955,141           1,060,427        (105,286)
                                                                            ---------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                                    1,000               1,000               -
 Automotive equipment                                                                   -                   -               -
 Office furniture and equipment                                                         -                   -               -
 Leasehold improvements                                                                 -                   -               -
                                                                            ---------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                                    1,000               1,000               -
 Accum. Depreciation                                                                    -                   -               -
                                                                            ---------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                        1,000               1,000               -
                                                                            ---------------------------------------------------
Long-term accounts receivable - Other (Texas)                                           -                   -               -
Reserve for Long-term accounts receivable                                                                                   -
                                                                            ---------------------------------------------------
  Long-term accounts receviable - Other (Texas), net                                    -                   -               -
Other Assets                                                                            -                   -               -
Investment & Intercompany in Subsidiaires                                                                                   -
                                                                            ---------------------------------------------------
TOTAL ASSETS                                                                      956,141           1,061,427        (105,286)
                                                                            ---------------------------------------------------
                                                                            ---------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                                   8,314               9,391          (1,077)
 Line of Credit
 Accrued expenses, excluding bankruptcy costs                                       9,579               9,579               -
 Accrued bankruptcy costs
 Estimated claims against cash held in escrow
 Intercompany - BNYFC                                                          10,220,575          10,323,123        (102,548)
 Intercompany payables                                                                  -                   -               -
                                                                            ---------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                        10,238,468          10,342,093        (103,625)
Intercompany Notes Payable                                                      2,074,827           2,074,827               -
Pre Petition Liabilities                                                       12,168,899          12,168,899               -
Pre Petition Estimated Construction Claims                                      2,000,000           2,000,000               -
                                                                            ---------------------------------------------------
 TOTAL LIABILITIES                                                             26,482,194          26,585,819        (103,625)
                                                                            ---------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                             5,454,120           5,454,120               -
Additional paid in capital                                                     39,347,007          39,347,007               -
Treasury Stock A-P-I-C                                                                  -                   -               -
Retained earnings - prior                                                     (51,671,367)        (51,671,367)              -
Y-T-D net income pre petition                                                    (941,907)           (941,907)              -
Y-T-D net income post petition                                                (17,713,906)        (17,712,245)         (1,661)
                                                                            ---------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                   (25,526,053)        (25,524,392)         (1,661)
                                                                            ---------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                          956,141           1,061,427        (105,286)
                                                                            ---------------------------------------------------
                                                                            ---------------------------------------------------


           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                           (UNAUDITED)          (UNAUDITED)
                                                                           MAY 31, 1999        APRIL 30, 1999
                                                                             COMBINED              COMBINED
                                                                               FINAL                FINAL            CHANGE
                                                                           --------------------------------------------------
CURRENT ASSETS
Cash                                                                              81,415             158,020        (76,605)
Restricted cash held in escrow                                                 2,749,612           2,747,597          2,015
Accounts receivable
 A/R--trade                                                                   14,639,174          15,165,066       (525,892)
 A/R--interco                                                                          -                   -              -
 A/R--employees                                                                    5,850               4,910            940
 A/R--supplemental                                                             1,367,675           1,367,675              -
 A/R--misc.                                                                    1,285,099           1,291,507         (6,408)
 Allowance for doubtful accounts                                             (5,892,719)         (5,899,680)          6,961
                                                                           --------------------------------------------------
  Accounts receivable, net                                                    11,405,079          11,929,478       (524,399)
                                                                           --------------------------------------------------
Costs and earnings in excess of billings                                       5,384,009           5,641,063       (257,054)
Prepaid expenses                                                                 383,394             190,061        193,333
Inventory                                                                              -                   -              -
Inventory reserve                                                                      -                   -              -
                                                                           --------------------------------------------------
  Inventory, net                                                                       -                   -              -
                                                                           --------------------------------------------------
Other current assets                                                                   -              10,000        (10,000)
                                                                           --------------------------------------------------
TOTAL CURRENT ASSETS                                                          20,003,509          20,676,219       (672,710)
                                                                           --------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                               2,498,448           2,410,535         87,913
 Automotive equipment                                                          1,116,385           1,122,871         (6,486)
 Office furniture and equipment                                                1,010,996           1,001,877          9,119
 Leasehold improvements                                                          107,729             107,729              -
                                                                           --------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                               4,733,558           4,643,012         90,546
 Accum. Depreciation                                                          (3,641,375)         (3,584,493)       (56,882)
                                                                           --------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                   1,092,183           1,058,519         33,664
                                                                           --------------------------------------------------
Long-term accounts receivable - Other (Texas)                                      2,426               2,426              -
Reserve for Long-term accounts receivable                                              -                   -              -
                                                                           --------------------------------------------------
  Long-term accounts receviable - Other (Texas), net                               2,426               2,426              -
Other Assets                                                                     169,071             154,169         14,902
Investment & Intercompany in Subsidiaires                                              0                   0              -
                                                                           --------------------------------------------------
TOTAL ASSETS                                                                  21,267,189          21,891,333       (624,144)
                                                                           --------------------------------------------------
                                                                           --------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                                612,080             716,628       (104,548)
 Line of Credit                                                               23,547,852          23,470,217         77,635
 Accrued expenses, excluding bankruptcy costs                                    729,089             715,167         13,922
 Accrued bankruptcy costs                                                        996,926           1,326,004       (329,078)
 Estimated claims against cash held in escrow                                  2,588,114           2,586,099          2,015
 Intercompany - BNYFC                                                                  -                   -              -
 Intercompany payables                                                                 -                   -              -
                                                                           --------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                       28,474,061          28,814,115       (340,054)
Intercompany Notes Payable                                                             -                   -              -
Pre Petition Liabilities                                                      15,775,761          15,775,761              -
Pre Petition Estimated Construction Claims                                     2,000,000           2,000,000              -
                                                                           --------------------------------------------------
 TOTAL LIABILITIES                                                            46,249,822          46,589,876       (340,054)
                                                                           --------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                              121,289             121,289              -
Additional paid in capital                                                   124,465,227         124,465,227              -
Treasury Stock A-P-I-C                                                          (562,506)           (562,506)             -
Retained earnings - prior                                                   (112,005,445)       (112,005,445)             -
Y-T-D net income pre petition                                                 (1,845,936)         (1,845,936)             -
Y-T-D net income post petition                                               (35,155,262)        (34,871,172)      (284,090)
                                                                           --------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                  (24,982,633)        (24,698,543)      (284,090)
                                                                           --------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                      21,267,189          21,891,333       (624,144)
                                                                           --------------------------------------------------
                                                                           --------------------------------------------------


           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.                                        EXHIBIT 99.1
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                                        (UNAUDITED)          (UNAUDITED)
                                                        MONTH ENDED          MONTH ENDED
                                                        MAY 31, 1999        APRIL 30, 1999
                                                             ESD                  ESD              CHANGE
                                                    -------------------------------------------------------
 Sales                                                      1,321,330           1,740,172         (418,842)
 Cost of Sales                                                906,237           1,270,036         (363,799)
                                                    -------------------------------------------------------
   Gross Profit                                               415,093             470,136          (55,043)

 Selling, General, and Administrative                         351,794             441,497          (89,703)
                                                    -------------------------------------------------------

 Income (Loss) From Operations                                 63,299              28,639           34,660

 Other Income(Expense):
  I/C Interest Income (Expense)                               (63,217)            (65,814)           2,597
  Interest Expense                                                 (4)                  -               (4)
  Interest Income                                                   -                   -                -
  Gain (loss) on Asset Disposition                                500               1,125             (625)
  Other Expense                                                     -                 (35)              35
                                                    -------------------------------------------------------
   Total Other (Expense)                                      (62,721)            (64,724)           2,003

 Net Income (Loss) Before Bankruptcy
      Administrative Expenses                                     578             (36,085)          36,663
 Bankruptcy Administrative Expenses
                                                    -------------------------------------------------------
 Net Income (Loss)                                                578             (36,085)          36,663
                                                    -------------------------------------------------------



                                                        (UNAUDITED)         (UNAUDITED)
                                                        MONTH ENDED         MONTH ENDED
                                                        MAY 31, 1999       APRIL 30, 1999
                                                          CORPORATE           CORPORATE           CHANGE
                                                ----------------------------------------------------------
 Sales                                                             -                   -                -
 Cost of Sales                                                     -                   -                -
                                                ----------------------------------------------------------
   Gross Profit                                                    -                   -                -

 Selling, General, and Administrative                         81,200             115,089          (33,889)
                                                ----------------------------------------------------------

 Income (Loss) From Operations                               (81,200)           (115,089)          33,889

 Other Income(Expense):
  I/C Interest Income (Expense)                               63,217             132,116          (68,899)
  Interest Expense                                          (206,473)           (198,386)          (8,087)
  Interest Income                                                                                       -
  Gain (loss) on Asset Disposition                                 -              (5,691)           5,691
  Other Expense                                               50,000                (341)          50,341
                                                ----------------------------------------------------------
   Total Other (Expense)                                     (93,256)            (72,302)         (20,954)

 Net Income (Loss) Before Bankruptcy
      Administrative Expenses                               (174,456)           (187,391)          12,935
 Bankruptcy Administrative Expenses                         (108,551)           (117,579)           9,028
                                                ----------------------------------------------------------
 Net Income (Loss)                                          (283,007)           (304,970)          21,963
                                                ----------------------------------------------------------



           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION

                                                       (UNAUDITED)         (UNAUDITED)
                                                       MONTH ENDED         MONTH ENDED
                                                       MAY 31, 1999       APRIL 30, 1999
                                                        CONTINUING           CONTINUING
                                                        OPERATIONS           OPERATIONS          CHANGE
                                                    -------------------------------------------------------
 Sales                                                     1,321,330           1,740,172         (418,842)
 Cost of Sales                                               906,237           1,270,036         (363,799)
                                                    -------------------------------------------------------
   Gross Profit                                              415,093             470,136          (55,043)

 Selling, General, and Administrative                        432,994             556,586         (123,592)
                                                    -------------------------------------------------------

 Income (Loss) From Operations                               (17,901)            (86,450)          68,549

 Other Income(Expense):
  I/C Interest Income (Expense)                                    0              66,302          (66,302)
  Interest Expense                                          (206,477)           (198,386)          (8,091)
  Interest Income                                                  0                   0                0
  Gain (loss) on Asset Disposition                               500              (4,566)           5,066
  Other Expense                                               50,000                (376)          50,376
                                                    -------------------------------------------------------
   Total Other (Expense)                                    (155,977)           (137,026)         (18,951)

 Net Income (Loss) Before Bankruptcy
      Administrative Expenses                               (173,878)           (223,476)          49,598
 Bankruptcy Administrative Expenses                         (108,551)           (117,579)           9,028
                                                    -------------------------------------------------------
 Net Income (Loss)                                          (282,429)           (341,055)          58,626
                                                    -------------------------------------------------------



                                                       (UNAUDITED)         (UNAUDITED)
                                                       MONTH ENDED         MONTH ENDED
                                                       MAY 31, 1999       APRIL 30, 1999
                                                       DISCONTINUED        DISCONTINUED
                                                        OPERATIONS          OPERATIONS             CHANGE
                                                    -------------------------------------------------------

Sales                                                              0                   0                0
Cost of Sales                                                      0                   0                0
                                                    -------------------------------------------------------
  Gross Profit                                                     0                   0                0

Selling, General, and Administrative                               0                   0                0
                                                    -------------------------------------------------------

Income (Loss) From Operations                                      0                   0                0

Other Income(Expense):
 I/C Interest Income (Expense)                                     0             (66,302)          66,302
 Interest Expense                                                  0                   0                0
 Interest Income                                                                                        0
 Gain (loss) on Asset Disposition                                  -                   0                0
 Other Expense                                                (1,661)           (418,247)         416,586
                                                    -------------------------------------------------------
  Total Other (Expense)                                       (1,661)           (484,549)         482,888

Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                  (1,661)           (484,549)         482,888
Bankruptcy Administrative Expenses                                 0                   0                0
                                                    -------------------------------------------------------
Net Income (Loss)                                             (1,661)           (484,549)         482,888
                                                    -------------------------------------------------------


           See accompanying notes to financial statement information

 OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSSESSION CASE #97-06084
 COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                                      (UNAUDITED)          (UNAUDITED)
                                                      MONTH ENDED          MONTH ENDED
                                                      MAY 31, 1999        APRIL 30, 1999
                                                        COMBINED             COMBINED
                                                          FINAL                FINAL                 CHANGE
                                                ------------------------------------------------------------
Sales
Cost of Sales                                              1,321,330            1,740,172          (418,842)
                                                             906,237            1,270,036          (363,799)
                                                ------------------------------------------------------------
  Gross Profit                                               415,093              470,136           (55,043)

Selling, General, and Administrative
                                                             432,994              556,586          (123,592)
                                                ------------------------------------------------------------
Income (Loss) From Operations
                                                             (17,901)             (86,450)           68,549
Other Income(Expense):
 I/C Interest Income (Expense)                                     0                    0                 0
 Interest Expense                                           (206,477)            (198,386)           (8,091)
 Interest Income                                                   0                    0                 0
 Gain (loss) on Asset Disposition                                500               (4,566)            5,066
 Other Expense                                                48,339             (418,623)          466,962
  Total Other (Expense)                                     (157,638)            (621,575)          463,937
                                                ------------------------------------------------------------
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                (175,539)            (708,025)          532,486
Bankruptcy Administrative Expenses                          (108,551)            (117,579)            9,028
                                                ------------------------------------------------------------
Net Income (Loss)                                           (284,090)            (825,604)          541,514
                                                ------------------------------------------------------------



           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                      (UNAUDITED)            (UNAUDITED)
                                                                      MONTH ENDED            MONTH ENDED
                                                                      MAY 31, 1999          APRIL 30, 1999             CHANGE
                                                                   -----------------      ------------------      --------------
Cash flows from operating activities:
 Net loss                                                                 ($284,090)              ($825,604)           $541,514

 Adjustments to reconcile net loss to net cash (used in)
  provided by operating activities:
   Depreciation                                                              56,881                  59,714              (2,833)
   Change in estmate of pre-petition construction claims                          0                       0                   0
   Write down of pre-petition liabilities                                         0                 (55,954)             55,954
   (Gain) / Loss on sale of property and equipment                                0                   4,566              (4,566)
  Change in certain assets & liabilities:
  (Increase) decrease in:
    Receivables, net                                                        524,399                 884,210            (359,811)
    Costs in excess of billings                                             257,054                (530,509)            787,563
    Prepaids & other assets                                                (183,333)                 14,133            (197,466)
   Increase (decrease) in:
    Accounts payable                                                       (104,548)                156,007            (260,555)
    Accrued expenses                                                       (315,156)                134,238            (449,394)
    Billings in excess of costs                                                   0                       0                   0
                                                                   -----------------      ------------------      --------------
     Total adjustments                                                      220,395                 662,904            (442,509)
                                                                   -----------------      ------------------      --------------
     Net cash provided by (used in) operating activities                    (63,695)               (162,700)             99,005


Cash flows from investing activities :
  Proceeds from sale of equipment                                                 0                       0                   0
  Additions to property and equipment                                       (90,545)                (64,184)            (26,361)
                                                                   -----------------      ------------------      --------------
   Net cash provided by (used in) investing activities                      (90,545)                (64,184)            (26,361)


Cash flows from financing and other activities:
 Net proceeds (repayments) from revolver credit loan                         77,635                 168,496             (90,861)
 Reduction of pre-petition liabilities                                            0                       0                   0
                                                                   -----------------      ------------------      --------------
   Net cash provided by (used in) financing activities                       77,635                 168,496             (90,861)
                                                                   -----------------      ------------------      --------------
Net increase (decrease) in cash                                             (76,605)                (58,388)            (18,217)

Cash at beginning of period                                                 158,020                 216,408             (58,388)

                                                                   -----------------      ------------------      --------------
Cash at end of period                                                       $81,415                $158,020            ($76,605)
                                                                   -----------------      ------------------      --------------
                                                                   -----------------      ------------------      --------------


           See accompanying notes to financial statement information

                                                                  EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
May 31, 1999 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of May 31, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $23,547,852. Omega successfully renegotiated continuance of debtor-in-possession financing through October 31, 1999.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.


Accounts receivable recorded on the Corporate balance sheet of $198,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998 totaling $148,000. The funds are held in escrow pending determination of the amount of the tax lien asserted by Texas tax authorities. The balance, $50,000, represents an amount receivable from an insurance lawsuit settlement.